Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Other current liabilities:
License and service agreements	$ 133.9	$ 147.1
Salaries, wages and benefits	317.6	282.4
Litigation and product liability	199.9	150.3
Deferred business combination payments		145.0
Accrued liabilities	665.7	787.0
Total other current liabilities	$ 1,317.1	$ 1,511.8